UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
March 7, 2006

INTERNATIONAL GAME TECHNOLOGY
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-10684 (Commission File Number)	88-0173041 (IRS Employer Identification No.)
9295 Prototype Drive
Reno, Nevada 89521
(Address of principal executive offices) (Zip Code)
(775) 448-7777
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
Stock Incentive Plan, as amended March 7, 2006
At the annual meeting on March 7, 2006, International Game Technology (IGT) shareholders approved the following amendments to the 2002 Stock Incentive Plan (SIP).
ª	Increase in Aggregate Share Limit. An increase in the number of shares of IGT common stock that may be delivered pursuant to all awards granted, except non-employee director awards, from 23,800,000 shares to 32,800,000 shares.

ª	New Share-Counting Rule for Full-Value Awards. The SIP previously limited the number of full-value awards (i.e. awards other than stock options and certain stock appreciation rights) to 2,205,000 shares of IGT common stock. As amended, full-value award shares issued will count as four shares against the aggregate share limit as defined above.
Employee Stock Purchase Plan (Amended and Restated Effective as of December 8, 2005)
On March 7, 2006, shareholders also approved the following amendments to our Employee Stock Purchase Plan (ESPP).
ª	Discretion to Set Exercise Price. The amended and restated ESPP allows management the flexibility to establish the exercise price of an ESPP option granted by applying a discount of up to 15% to:
(1)	the fair market value of our common stock on the first day of an Offering Period,
(2)	the fair market value of our common stock on the last day of an Offering Period, or
(3)	the lesser of the fair market value of our common stock on the first or last day of an Offering Period.
ª	Extension of Plan Term. As amended and restated, the ESPP extends the term of the plan until February 28, 2015.
Base Salaries for Named Executive Officers
On March 7, 2006, the Board of Directors ratified the following named executive officer annual compensation amounts (effective as of March 7, 2006) approved by the Compensation Committee at their March 6, 2006 meeting.

Name	Title	Base Salary
Thomas J. Matthews	President, Chief Executive Officer and Chief Operating Officer	$800,000
Maureen T. Mullarkey	Executive Vice President, Chief Financial Officer and Treasurer	$500,000
Stephen W. Morro	President, Gaming Division	$500,000
Robert A. Bittman	Executive Vice President, Product Strategy	$400,000

ITEM 9.01 Financial Statements and Exhibits.
(c) Exhibits

10.1	International Game Technology 2002 Stock Incentive Plan, as amended March 7, 2006
10.2	International Game Technology Employee Stock Purchase Plan (Amended and Restated Effective as of December 8, 2005)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: March 13, 2006

INTERNATIONAL GAME TECHNOLOGY
By:	/s/ Maureen T. Mullarkey
Maureen T. Mullarkey
Executive Vice President, Chief Financial Officer and Treasurer